FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 25, 2000


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-9
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-9, on August 25, 2000. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 28, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, Norwest Bank Minnesota, N.A. and as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.22) August 26, 2000 - Information on Distribution to
                                       Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date: September 15, 2000               By:   /S/Samuel Molinaro
                                               Samuel Molinaro
                                               Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.22)        August 25, 2000 - Information on
                                      Distribution to Certificateholders